Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Measurement [Abstract]
Fair Value Measurements	Fair Value Measurements
The objective of a fair value measurement is to estimate the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants at the measurement date under current market conditions. For some assets and liabilities, observable market transactions or market information might be available.
For other assets and liabilities, observable market transactions and market information might not be available. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.
Gold prepay loan - Transfer between Level 3 and Level 2
During the year ended December 31, 2020, the Company transferred the gold prepay loan from Level 3 to Level 2. The gold prepay loan is measured at fair value at each reporting date based on the forward pricing curves for gold contracts (observable market data - Level 2) and cash flows are discounted using a Yield-to-Maturity rate. Due to the marginal sensitivity of the Yield-to-Maturity rate in the fair value calculation, the Yield-to-Maturity rate is not a significant unobservable input and the gold prepay loan is considered a Level 2 instrument based on the fair value hierarchy.
Level 3 instrument: Conversion option – deferred payment
The Deferred Payment is a compound financial instrument, comprising a debt host (“Deferred Payment Liability”) and a conversion and early redemption option portion
The Conversion Option embedded in the Deferred Payment described in Note 12 is measured at fair value at each reporting date and is classified as Level 3 within the fair value hierarchy. The fair value of the Conversion Option is estimated using a Monte-Carlo valuation model to simulate the Company’s future share price volatility.
The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31, 2020 are shown below:

	Valuation technique	Significant unobservable Inputs	Input	Sensitivity of the input to fair value
Conversion Option – Deferred Payment	Monte-Carlo	Volatility of share price	48%	Absolute value increase of 5% would result in an increase in fair value by $238.
Fair values of remaining financial assets and liabilities
Financial instruments that are not measured at fair value on the consolidated balance sheets are represented by cash, trade receivables, interest receivable, accounts payable and accrued liabilities and the deferred payment liability (debt host). The fair values of cash, trade receivables, interest receivable and accounts payable and accrued liabilities approximate their carrying values due to their short-term nature. The fair value of the deferred payment liability approximates its carrying value as there were no significant changes in economic and risks parameters since the issuance of the instruments on May 27, 2020.